UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 14, 2026

FIVE BELOW, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Market Street

Suite 300

Philadelphia, PA 19106

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 546-7909

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FIVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 15, 2026, Five Below, Inc. (the “Company”) identified anomalous activity on a Company-issued computer belonging to an employee. Upon detection, the Company promptly activated its cybersecurity incident response plan, initiated a forensic investigation, with assistance from third-party cybersecurity experts, and took immediate steps to contain the activity.

The investigation determined that on July 14, 2026, a threat actor used social engineering techniques that enabled unauthorized access to that employee’s Company-issued computer. The threat actor exfiltrated a number of files from the affected computer.

As of the date of this filing, the Company believes that its rapid response efforts successfully contained and terminated the unauthorized access, that the incident was limited to the affected employee’s environment, that no personally identifiable information was accessed or exfiltrated, and that the incident did not affect the Company’s other systems, platforms, data, or environments.

Based on information available as of the date of this filing, the Company does not believe the incident has had, or is reasonably likely to have, a material impact on the Company’s business strategy, operations, financial condition, or results of operations.

Certain statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the scope, impact, and anticipated consequences of the cybersecurity incident described herein. These forward-looking statements are based on the Company’s current expectations, estimates, and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including the risks that the Company may identify additional affected systems or data, that the exfiltrated information may be used in ways harmful to the Company’s competitive position or financial condition, that regulatory authorities may reach conclusions different from those of the Company, or that litigation may result from the incident. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Below, Inc.

By:	/s/ Daniel J. Sullivan
Name:	Daniel J. Sullivan
Title:	Chief Financial Officer and Treasurer

Date: July 22, 2026